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                                                                 Exhibit 10.2


                                  AMENDMENT NO. 1 TO
                                 EMPLOYMENT AGREEMENT

         THIS AMENDMENT NO. 1 (this "Amendment"), dated as of January 1, 1997, amends the Employment Agreement (the "Agreement"), dated as of November 6, 1995, by and between Ultrafem, Inc., a Delaware corporation (the "Company"), and Tonya G. Hinch (the "Employee").

                                W I T N E S S E T H :

         WHEREAS, the Company and Employee desire to enter into this Amendment in order to amend certain terms of the Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Employee hereby agree as follows:

         1. The second and third sentences of Section 4.1(b) of the Agreement are hereby deleted in their entirety and replaced with the following:

         The Base Salary shall increase to an annual rate of $200,000 upon the earlier to occur of (i) the formation of a Strategic
         Alliance, as such term is defined herein, or (ii) the introduction of the Feminine Protection Product, as such term is defined herein, to at least five percent (5%) of the United States or European market. The Base Salary will be increased to an annual rate of $225,000 upon the achievement of the later of such above listed events.

         2. The increase in Base Salary provided for in this Amendment shall be retroactively effective beginning January 1, 1997.

         3. Except as specifically amended by this Amendment, all provisions of the Agreement shall continue in full force and effect. After the date hereof, any reference to this Agreement shall mean the Agreement as amended hereby.

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         IN WITNESS WHEREOF, the parties thereto have executed this Amendment as of the day and year first above written.


                                  ULTRAFEM, INC.


                                  By: /s/ John W. Andersen
                                     ----------------------------
                                  Name:  John W. Andersen
                                  Title:  Chief Executive Officer


                                  /s/ Tonya G. Hinch
                                  -------------------------------
                                  TONYA G. HINCH




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